OTHER PROVISIONS AND LIABILITIES	12 Months Ended
Dec. 31, 2018
Disclosure of other provisions [abstract]
OTHER PROVISIONS AND LIABILITIES

(i)
The Company is subject to additional taxes in Chile on the repatriation of profits to its foreign shareholders.  Total taxes in the amount of $23.8 million (December 31, 2017: $22.9 million) have been accrued on the assumption that the profits will be repatriated.

(ii)
On March 31, 2016, the Company entered into a copper purchase agreement with Altius, pursuant to which, the Company received advanced consideration of $61.1 million against future deliveries of copper produced by the Company's Chapada mine in Brazil. The advanced consideration is accounted for as deferred revenue, with revenue recognized when copper is delivered to Altius.

The following table summarizes the changes in deferred revenue:

2018
Balance as at December 31, 2017	$57.5
Adjustment on initial adoption of IFRS 15 (Note 5)	3.4
Adjusted balance at January 1, 2018	60.9
Recognition of revenue during the year net of interest accretion	(2.4)
$58.5
Current portion	$2.1
Non-current portion	56.4
Balance as at December 31, 2018	$58.5

(iii)
On October 27, 2015 the Company entered into three metal purchase agreements with Sandstorm pursuant to which, the Company received advanced consideration of $170.4 million against future deliveries of silver production from Cerro Moro, Minera Florida and Chapada, copper production from Chapada, and gold production from Agua Rica. The advanced consideration is accounted for as deferred revenue, with revenue recognized when the respective metals are delivered to Sandstorm.

The following table summarizes the changes in deferred revenue:

2018
Balance as at December 31, 2017	$158.5
Adjustment on initial adoption of IFRS 15 (Note 5)	13.0
Adjusted balance at January 1, 2018	171.5
Recognition of revenue during the year net of interest accretion	(1.7)
$169.8
Current portion	$14.0
Non-current portion	155.8
Balance as at December 31, 2018	$169.8

(iv)
On January 10, 2018, the Company entered into an advanced metal sales agreement pursuant to which, the Company received advanced consideration of $125.0 million in exchange for approximately 40.3 million pounds of copper to be delivered in the second half of 2018 and the first half of 2019. The advanced consideration is accounted for as deferred revenue, with revenue recognized as copper is delivered to the counterparty. As the Company received consideration more than a year in advance of completion of delivery, the Company has accounted for the financing component in the transaction. Accordingly, in the year to December 31, 2018, the Company recognized interest expense of $5.3 million, with a corresponding increase to the deferred revenue balance. During the year ended, the Company completed deliveries of copper under the arrangement and recognized revenue of $78.0 million.

(v)
Other provisions and liabilities include provisions relating to the short term portion of decommissioning, restoration and similar liabilities, silicosis and other. Decrease during the year reflects, settlements, change in provisions and the depreciation of local currencies.